DIVIDEND GROWTH TRUST

Rising Dividend Growth Fund
Class A
Class C
Class I

Supplement to the Prospectus and Statement of Additional Information
dated February 1, 2011 (as supplemented March 18, 2011)

Supplement dated June 30, 2011

Effective June 30, 2011, Mr. Marc L. Murray will no longer serve as part of the portfolio management team of the Rising Dividend Growth Fund.  All references to Mr. Murray in the Prospectus and Statement of Additional Information are no longer applicable.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated February 1, 2011, as supplemented, which provide information that you should know before investing in the Fund and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at (888) 826-2520.